UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): June 4, 2004
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                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


             Marshall Islands                               52-2098714
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     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)


                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700
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Item 5. Other Events


On June 4, 2004, OMI Corporation (the "Company") issued a press release announcing a dividend to shareholders of record on June 24, 2004 of $0.05 per share. The press release is furnished herewith as Exhibit 99.


Item 7. Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on June 4, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



    Date: June 4, 2004              By:   /s/ Craig H. Stevenson, Jr
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                                    Craig H. Stevenson, Jr. Chairman
                                    of the Board and Chief Executive
                                    Officer


    Date: June 4, 2004              By:   /s/ Kathleen C. Haines
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                                    Kathleen C. Haines
                                    Senior Vice President, Chief
                                    Financial Officer and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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   99          Press Release issued by the Company on June 4, 2004.